Arbitration Claim Against Venezuela Related to the Brisas Project: (Details Text) (USD $)	Sep. 30, 2014
Arbitration Claim Against Venezuela Related to the Brisas Project: [Abstract]
Damages award	$ 713,000,000
Interest award	22,300,000
Legal costs award	5,000,000
Total Award	740,300,000
Post award interest rate: Libor plus:	2.00%
Post award interest earned per day	51,000
Bonus % of the first $200 million collected	1.00%
Bonus % thereafter	5.00%
Maximum aggregate amoount of proceeds noteholder entitled to:	5.468%
Legal fees related to award included in accounts payable	3,400,000
Additional legal fees due upon collection of award	$ 1,700,000